REVOLUTIONIZING THE APPROACH TO SPINE SURGERY January 2021 Exhibit 99.2

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described therein. Forward-looking statements include references to the impact of the COVID-19 pandemic on the Company's business and financial results; the Company’s ability to create clinical distinction, compel surgeon adoption and earn market share; the Company’s planned commercial launches, product introductions and product integration; when and whether the anticipated acquisition of EOS imaging, S.A. ultimately will close and the potential benefits and synergies thereof; and the Company’s expectations with respect to future revenue and growth. The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: the uncertainty of success in developing new products or products in the Company’s pipeline; failure to achieve acceptance of the Company’s products by the surgeon community; failure to obtain FDA or other regulatory clearance or approval for new products, or unexpected or prolonged delays in the process; continuation of favorable third party reimbursement for procedures performed using the Company’s products; the Company’s ability to compete with other products and emerging new technologies; product liability exposure; patent infringement claims; changes to our financial results for the quarter and year ended December 31, 2020 due to the completion of financial closing procedures; and the impact of the COVID-19 on our business and the economy.  The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. A further list and description of these and other factors, risks and uncertainties can be found in the Company's most recent annual report, and any subsequent quarterly and current reports, filed with the Securities and Exchange Commission. ATEC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Preliminary Financial Results  This presentation includes financial results that are preliminary. The Company reports its financial results in accordance with U.S. generally accepted accounting principles. The expected financial results discussed in this presentation are preliminary and represent the most current information available to the Company's management, as financial closing procedures for the quarter ended December 31, 2020 are not yet complete. These estimates are not a comprehensive statement of the Company's financial results for the quarter and year ended December 31, 2020 and actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of the Company's internal control over financial reporting, the completion of the preparation and review of the Company's financial statements for the quarter ended December 31, 2020 and the subsequent occurrence or identification of events prior to the formal issuance of the fourth quarter and full year financial results. FORWARD LOOKING STATEMENTS 2

3 THE NEW Transformed organization to create clinical distinction Launching innovation that compels surgeon adoption and revitalizes the salesforce Delivering industry leading U.S. organic revenue growth* * Source: Spine-market.com, company reports

4 Q4 2020 SCORECARD* The momentum we are building is STRONG Consecutive quarter of double-digit YoY growth YoY growth in average revenue per case; 36% vs. Q4 of 2018 YoY U.S. revenue growth New product revenue contribution vs 48% in Q4  2019 and <10% in FY2018 Average product categories sold per case YoY growth in revenue per surgeon 38% 9th 75% 1.9 13% 14% * Q4 2020 revenue and metrics are preliminary, unaudited, and subject to adjustment.  See Disclaimer – Preliminary Financial Results.

The spine-focused, share-taking opportunity is clear… $8B* U.S. SPINE MARKET *Source: Spine-Market.com. U.S. 2019 market share 5 share* 66% Comprehensive portfolios, strategic sales teams, strong hospital access GLOBAL CONSOLIDATORS 33% share* SMALL, MOSTLY PRIVATE PLAYERS Incented to innovate share, growing rapidly 1% …For a Team that Knows How to Build a Spine Powerhouse

OUR VISION FOR THE NEW ATEC HAS BEGUN TO MATERIALIZE 6 A decade of results has shown… Spine focus and organic innovation drive double-digit growth Consecutive quarters of double-digit YoY growth 9 Legacy * Management estimates. Illustrative only. K2M acquired by SYK in November 2018. Our focus on distinction-fueled share taking is steadfast.

7 ACCELERATES REVENUE GROWTH & REDUCES COST TO SERVE Monetizes information by creating more pull-through opportunities Provides immediate access to U.S. installed base with minimal overlap Facilitates global expansion via established infrastructure Improves inventory efficiency IMPROVED DEAL ECONOMICS Reduction in level of implied dilution Better positioned from valuation and balance sheet perspective Expands on the information-based core competency established with SafeOp Distinguishes ATEC clinical performance from diagnosis through follow up ADVANCES ALPHAINFORMATIX PLATFORM Acquisition agreement announced December 17, 2020 JUST ANNOUNCED!

SafeOp founded our conduit for delivering unprecedented information into the O.R. WITH EOS, WE CAN BETTER INFORM THE CLINICAL EXPERIENCE FROM END TO END SURGEONS YEARN FOR INFORMATION THAT DRIVES BETTER OUTCOMES 8 EMG ACTIVITY EMG ACTIVITY

EOS IMAGING TECHNOLOGY RAPID, CALIBRATED, STANDING FULL-BODY SCAN BIPLANAR SPINE IMAGING & ANATOMICAL MODELING Academic influence units installed globally 380 Customized care Technological foundation Advances our Core Information-Based Competency 9

HOW WE MONETIZE INFORMATION 10 AVERAGE PRODUCT CATEGORIES/ CASE AlphaInformatiX (SafeOp) has driven adoption across our portfolio *Q4 2020 preliminary, subject to revision *

SURGICAL CASE PLANNING EOS reduces the cost to serve & drives incremental pull-through EOS EXPANDS THE OPPORTUNITY 11 OPERATIONS Pre-surgical implant planning - sends only required inventory into surgery $ ALIGNMENT Predictive analytics & rod bending technologies BONE DENSITY Customized implants specific to patient’s bone quality $ $

BETTER INFORMED FROM END TO END PRE-OP PLANNING SURGERY POST-OP ASSESSMENT FOLLOW-UP FULL-BODY BIPLANAR IMAGES More accurate understanding of patient alignment Elevates likelihood of surgical goal fulfillment by integrating fully informed plans into surgery Correlates post-operative image against original surgical plan Rapid, calibrated, low-dose image capture of patient in standing (weight-bearing) position Reconciles pre-operative plan to intraoperative achievement Consistent, calibrated images allow application of predictive analytics 12

TOP U.S. HOSPITAL PENETRATION Expands ATEC’s reach into academic institutions 90% of the top 10* 80% of the top 25* * US News & World Report Best Orthopedic Hospitals list (2019-2020) 5 * US News & World Report Best Orthopedic Hospitals list (2019-2020) 13 4 3 2 1 1 1 1 3

PRESTIGIOUS OUS FOOTPRINT 40% of installed base N America 44% 16% A foundation to support future global expansion of installed base EMEA of installed base AsiaPac 14

OUR COMMITMENTS COMPEL SURGEON ADOPTION CREATE CLINICAL DISTINCTION Advance toward exclusive U.S. distribution Build an organic product development machine & advance our information-based core competence Accelerate growth by prioritizing key initiatives 2 Increase revenue and products sold per case through innovation 15 1

16 CREATING CLINICAL DISTINCTION Assembled the Organic Innovation Machine, creating powerful in-house capabilities for increased knowhow & speed to market 2018 Strategic Pivot to Found Meaningful, Differentiated Spine Innovation 1

17 Released SafeOp technology, the initial reflection of the AlphaInformatiX platform and spine’s first system capable of automating both monitoring objectives in surgery (EMG & SSEP) Introduced a full suite of approach-based titanium implants, which incorporate proprietary material and manufacturing processes designed to better meet the requirements of fusion constructs 2019 Introduced Core Fundamentals of Approach-Based Technology 1 CREATING CLINICAL DISTINCTION

The Delivery of Integrated, Approach-Based Procedures 2020 Enhancing platform capabilities and procedural applications with navigation, comprehensive alignment and targeting Acquired rapid, calibrated, standing, full-body scanning technology to complement AIX with biplanar spine imaging & anatomical modeling TM Elegant TLIF access system integrates with InVictus MIS Mod 18 TLIF Approach 1 CREATING CLINICAL DISTINCTION

Strong ROI from investment areas – sizable opportunity ahead 19  Q3 2020  U.S. Sales PHASE 1 INVESTMENT: Information, lateral, posterior fixation +145% Growth Q3 2017 vs Q3 2020 1 ~$40M CREATING CLINICAL DISTINCTION

20 >80% the “currency” of spine surgery HOW INDUSTRY MAKES DECISIONS. HOW SURGEONS SERVE PATIENTS. * Management estimate of procedural revenue * We invest where others won’t to improve surgical outcomes 2 CUSTOMIZED ACCESS COMPELLING ADOPTION

21 CONFIDENCE Convoyed sales = more products per procedure COMPELLING ADOPTION 2 Increasing surgeon confidence = more complex procedural surgeries PROCEDURALIZATION

VAST opportunity to increase our strategic sales footprint  EXPANDING TO EXCLUSIVITY 22 Most geographies are significantly under or even unrepresented 103% Growth in U.S. revenue / distributor since 2018* 3 ~in line with peer averages 2019 90% Revenue contribution from strategic sales network, with ~30% of walk toward exclusivity complete * Q3 2020 revenue and metrics are preliminary, unaudited, and subject to adjustment.  See Disclaimer – Preliminary Financial Results. 2020E ~$2.0M

FINANCIALS

PRELIMINARY REVENUE RESULTS Growth driven by surgeon adoption & expanding strategic distribution Revenue per case expanding on strength of new products  Numbers may not add and percentages may not foot due to rounding. *  Q4 2020 and full-year 2020 revenue results are preliminary, unaudited, and subject to adjustment.  Recent surge in COVID-19 pandemic cases pressured surgery volume growth in several key geographies International supply agreement winding down as anticipated 24

EOS P&L IMPACT 25 *From Oct 1, 2019 to Sept 30, 2020.

EOS PRO FORMA REVENUE PROFILE 26 ATEC STAND-ALONE FY2019 ATEC + EOS PRO FORMA FY2019 $113M *For illustrative purposes only.  ^ This is not intended to be guidance.  | 2019 Pro Forma = $22.1M EOS imaging (Rx = 1.1) + $113.4M for ATEC.    20E First Call Consensus = $28.4M (Rx = 1.22) for EOS imaging + $144.7M for ATEC.  | 21E First Call Consensus = $43.6M for EOS imaging (Rx = 1.22) + $178.7 for ATEC. $136M $173M * ATEC + EOS FY2020E CONSENSUS ^ ATEC + EOS FY2021E CONSENSUS ^ $222M +27% +28%

Immediate capital access to fund purchase & runway for combined business CASH + EOS FINANCING 27 Credit available upon ATEC request $30M credit-to-equity conversion reduces existing debt, post-deal, from $75M to $45M Reduces annualized cash interest by ~$3.5M Extends debt maturity from May ‘25 → June ’26 No maintenance covenants or pre-payment penalties

MULTI-FACETED GROWTH LEGACY HEADWINDS DISSIPATING A Sustainable Strategy Building Momentum 28 CONTINUED MARKET SHARE TAKING Legacy reputation Legacy salesforce Final year of legacy international supply agreement Reverberating OUR PATH TO

29 Our transformation required strong execution against commitments to accelerate growth. We remain committed to advancing the clinical experience in spine. WE ARE JUST GETTING STARTED!